Exhibit 10.17(h)
AMENDMENT No. 8 TO PURCHASE AGREEMENT DCT-025/2003
This Amendment No. 8 to Purchase Agreement DCT-025/2003, dated as of March 11, 2010 (“Amendment 8”) relates to the Purchase Agreement DCT-025/2003 (“Purchase Agreement”) between Embraer — Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 (as amended and supplemented from time to time the “Agreement”). This Amendment 8 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.
This Amendment No. 8 sets forth the further agreement between Embraer and Buyer relative to, among other things, the implement of certain changes to the Aircraft configuration which cause [***] in the Aircraft Basic Price. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 8 and the Purchase Agreement, this Amendment 8 shall control.
Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1. CHANGE IN THE AIRCRAFT CONFIGURATION
1.1 New Galley Trolleys
The Firm Aircraft #[***] Aircraft shall be delivered with the trolleys new light weight galley trolley (full-size waste trolley PN TG506001, half-size waste trolley PN TH506001 and half-size meal trolley PN TL500024. There will be [***] of the affected Aircraft as a result of this modification that must be considered in the Aircraft performance guarantees as provided in the Purchase Agreement. The Basic Price for the affected Aircraft shall be [***] US$ [***] United States dollars) in [***].
1.2 New Recording System to comply with FAA Operational requirements
The Firm Aircraft #[***] Aircraft shall be delivered with new FDR system that shall comply with FAA new operation requirements regarding the recording systems of aircraft manufactured after April 7th, 2010 operating under FAR chapters 91,121, 125, 129 or 135. There will be [***] of the affected Aircraft as a result of this modification that must be considered in the Aircraft performance guarantees as provided in the Purchase Agreement. The Basic Price for the affected Aircraft shall be [***] US$[***] ([***] United States dollars) in [***].
2. AIRCRAFT PRICES
2.1 Aircraft Basic Price for Firm Aircraft: Due to changes in the Aircraft configuration, Article 3.1 of the Purchase Agreement shall be deleted and replaced as follows:
3.1 Buyer agrees to pay Embraer in the United States dollars, per unit Aircraft Basic Price as indicated in the table below:

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AMENDMENT No. 8 TO PURCHASE AGREEMENT DCT-025/2003

Aircraft #	Basic Price ([***])
1 to 3	US$ [***]
4	US$ [***]
7	US$ [***]
5, 6 and 8 to 12	US$ [***]
13 to 24	US$[***]
25	US$ [***]
26	US$[***]
27	US$ [***]
28 to 30	US$ [***]
31 to 34	US$ [***]
35 to 39, 42 and 43	US$ [***]
45 to 47	US$ [***]
48 to 50	US$[***]
51 to 106	US$ [***]
Exercised Option
[***]	US$ [***]
3.2	Aircraft price for Option Aircraft: Due to the changes in the Aircraft configuration, Article 21.1 of the Purchase Agreement shall be deleted and replaced as follows:
21.1 The unit basic price of the Option Aircraft (the “Option Aircraft Basic Price”) is indicated in the table below, provided that the Option Aircraft is in the configuration described in Attachment “A”, otherwise adjustments shall be done for any additions and/or deletions of equipment and/or provisioning as may be agreed to by Buyer and Embraer from time to time.

Option Aircraft #	Option Aircraft Basic Price ([***])
All	US$ [***]
All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 8, shall remain in full force and effect without any change.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AMENDMENT No. 8 TO PURCHASE AGREEMENT DCT-025/2003
IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 8 to the Purchase Agreement to be effective as of the date first written above.

Embraer — Empresa Brasileira de Aeronáutica S.A.		JetBlue Airways Corporation

By:	/s/ Mauro Kern Junior	By:	/s/ Mark D. Powers
Name:	Mauro Kern Junior	Name:	Mark D. Powers
Title:	Executive Vice President	Title:	SVP Treasurer
Airline Market

By : Name:	/s/ Eduardo Munhos de Campos Eduardo Munhos de Campos
Title:	Vice-President Contracts
Airline Market

Date:		Date:	03/11/10

Place:		Place:	Forest Hills, NY

Witness:	/s/ Sandra Boelter de Bestos	Witness:	/s/ Laura Kong
Name:	Sandra Boelter de Bestos	Name:	Laura Kong